ENDO PHARMACEUTICALS

HealthTronics

LIDODERM®

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ENDO PHARMACEUTICALS Endo Pharmaceuticals to Acquire HealthTronics, Inc. 1 Exhibit 99.2

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©2010 Endo Pharmaceuticals Inc.
FORWARD LOOKING STATEMENT
2
This presentation contains forward-looking statements regarding, among other things, the proposed business combination between Endo and
HealthTronics, Endo’s and HealthTronics’ financial position, results of operations, market position, product development and business strategy, as well as estimates of Endo’s future total revenues, future expenses, future net income and future earnings per share.  Statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,” “may” “intend,” “guidance” or similar expressions are forward-
looking statements.  Because these statements reflect our current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. Investors should note that many factors could affect the proposed business combination of the companies, future financial results and could cause actual results to differ materially from those expressed in forward-looking statements contained in this presentation. These factors include, but are not limited to: the risk that the tender offer and merger will not close, the risk that Endo’s business and/or HealthTronics’ business will be adversely impacted during the pendency of the tender offer and merger, the risk that the operations of the two companies will not be integrated successfully, Endo’s ability to successfully develop, commercialize and market new products; timing and results of pre-clinical or clinical trials on new products; Endo’s ability to obtain regulatory approval of any of Endo’s pipeline products; competition for the business of Endo’s branded and generic products, and in connection with its acquisition of rights to intellectual property assets; market acceptance of our future products; government regulation of the pharmaceutical industry;  Endo’s dependence on a small number of products;
Endo’s dependence on outside manufacturers for the manufacture of a majority of its products;  Endo’s dependence on third parties to supply raw materials and to provide services for certain core aspects of its business; new regulatory action or lawsuits relating to Endo’s use of narcotics in most of its core products; Endo’s exposure to product liability claims and product recalls and the possibility that they may not be able to adequately insure themselves; the successful efforts of manufacturers of branded pharmaceuticals to use litigation and legislative and regulatory efforts to limit the use of generics and certain other products; Endo’s ability to successfully implement its acquisition and in-licensing strategy; regulatory or other limits on the availability of controlled substances that constitute the active ingredients of some of its products and products in development; the availability of third-party reimbursement for Endo’s products; the outcome of any pending or future litigation or claims by third parties or the government, and the performance of indemnitors with respect to claims for which Endo has been indemnified; Endo’s dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of its total revenues; a determination by a regulatory agency that Endo is engaging or has engaged in inappropriate sales or marketing activities, including promoting the “off-label” use of its products, the risk that demand for and acceptance of Endo’s and HealthTronics’ products or services may be reduced; the risk of changes in governmental regulations; the impact of economic conditions; the impact of competition and pricing and other risks and uncertainties, including those detailed from time to time in the companies’ periodic reports filed with the Securities and Exchange Commission, including current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K, particularly the discussion under the caption “RISK FACTORS" in their annual reports on Form 10-K for the year ended December 31, 2009, which were filed with the Securities and Exchange Commission. The forward-looking statements in this presentation are qualified by these risk factors. These are factors that, individually or in the aggregate, could cause our actual results to differ materially from expected and historical results. The companies’ assume no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

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©2010 Endo Pharmaceuticals Inc.
FORWARD LOOKING STATEMENT CONTINUED
3
The tender offer described in this document has not yet commenced. At the time the tender offer is commenced, Endo will file a tender offer statement on Schedule TO with the SEC. Investors and HealthTronics shareholders are strongly advised to read the tender offer statement
(including an offer to purchase, letter of transmittal and related tender offer documents) and the related solicitation/recommendation statement on Schedule 14D-9 that will be filed by HealthTronics with the SEC, because they will contain important information. These documents will be available at no charge on the SEC’s website at www.sec.gov once such documents are filed with the SEC. A copy of the solicitation/recommendation statement on Schedule 14D-9 (once it becomes available) may be obtained free of charge from HealthTronics’
website at www.healthtronics.com or by directing a request to HealthTronics at 9825 Spectrum Drive, Building 3, Austin, Texas 78717, Attn:
Corporate Secretary.  In addition, a copy of the offer to purchase, letter of transmittal and certain other related tender offer documents (once they become available) may be obtained free of charge from Endo’s website at www.endo.com or by directing a request to Endo at
www.endo.com, or Endo Pharmaceuticals, 100 Endo Boulevard, Chadds Ford, PA 19317, Attn: Corporate Secretary’s Office.
Additional Information

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©2010 Endo Pharmaceuticals Inc.
TRANSACTION RATIONALE
4 May 5, 2010
Enhanced Revenue Growth Through Diversification
Sustainable, long-term growth
Diversified revenue stream
Enhanced product offerings in urology
Expand Urology Business
Elevates Endo’s leadership in urology
Expands Endo’s reach and relationships with key urology practices
Increase Shareholder Value
Accretive to adjusted earnings in 2010
Diversified revenue stream beyond pharmaceuticals
Enhanced offerings in urology

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©2010 Endo Pharmaceuticals Inc. 5
Leading provider of urology services
Leader in lithotripsy, BPH laser and cryosurgery
Emerging urologic business in:
Anatomic pathology
Radiation therapy
Unique business relationship with 1/3 of urologists in U.S.
Total solution for the urology marketplace
Improve patient care
Enhance practice economics
HEALTHTRONICS - CORPORATE OVERVIEW

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©2010 Endo Pharmaceuticals Inc. 6
• Most influential national player in urology services
• Partner with 1/3 of U.S. urologists as co-investor, technology advisor and advocate
Largest Urologist
Network
Unique Channel
• Record of deploying new technology on favorable terms
• Opportunity to bring new technologies to market quickly as partner of choice for manufacturers
Experienced
Management Team
• Record of successful acquisitions and integration
• Proven ability to execute operating plans
Scalable and National
Platform
• Scalable model provides turnkey support
• Successful partnerships with small and large practices
HEALTHTRONICS - STRONG COMPETITIVE POSITIONS

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©2010 Endo Pharmaceuticals Inc. 7
Lithotripsy
•
Extracorporeal Shock Wave Lithotripsy
•
Deployed in partnership with invested
Urologists
•
Mobile
Prostate Therapies
Radiation Therapy
Devices, Maintenance
and Consumables
Anatomic Pathology
•
BPH Laser
•
Cryoablation
•
Deployed in partnership with invested
Urologists
•
Mobile
•
Cancer centers with IGRT deployed within
large practices
•
ClariPath Labs
•
Uropath (acq. 2008)
•
Full offering of revenue sharing
opportunities for urologists
•
Both inside and outside of our service
network
•
BPH Laser and Cryocare
•
Equipment from all litho manufacturers
HEALTHTRONICS - BROAD UROLOGY BUSINESS

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©2010 Endo Pharmaceuticals Inc. 8
SIGNIFICANT GROWTH OPPORTUNITIES WITH ENDO
Organic opportunities
Leverage current urology sales force
Laboratory Services
Cryo business utilization
Benign Prostatic Hyperplasia strategy in growing market
Expanded urology relationships
Leveraged opportunities
Infusion of capital for additional acquisitions
Increase market share
Improve competitive position

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©2010 Endo Pharmaceuticals Inc. 9
Drug/Device approach to improve patient outcomes
Compelling clinical data
PMA approval pending
FDA Devices Panel unanimously recommended product in 2008
Strong fit with Urology business commitment
SYNERGO® enhances current investments in bladder cancer
VALSTAR
UROCIDIN
MEDICAL ENTERPRISES GROUP—POTENTIAL TRANSACTION
TM
TM

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©2010 Endo Pharmaceuticals Inc.
Urologic
Indications
Combined
Opportunities
BPH
PVP
Laser
Expand use of technology
enhanced  BPH lasers
Bladder Cancer Laser
VALSTAR
UROCIDIN
Multiple therapeutic options
in patient care pathway with
potential addition of
SYNERGO®
Prostate Cancer
Cryotherapy
IGRT
VANTAS®
Grow cryotherapy footprint
with increased Endo reach
Hypogonadism
AVEED
FORTESTA
Multiple therapeutic options
to treat hypogonadism
Stones Lithotripsy
Expand physician
partnerships
Pathology Urology Conditions
Enhance value of lab services
with extended reach of Endo
sales force
UROLOGY OPPORTUNITIES
10
TM
TM
TM
TM

grow. collaborate. innovate. thrive.
©2010 Endo Pharmaceuticals Inc.
TRANSACTION TERMS
11 May 5, 2010
HealthTronics $223 million cash tender offer
$4.85 per share of HTRN
$0.05 accretive to adjusted diluted EPS in 2010
$0.25 dilutive to GAAP EPS in 2010
Approximately $40 Million of transaction and integration costs
Medical Enterprises Group
In exclusive negotiation to acquire

grow. collaborate. innovate. thrive.
©2010 Endo Pharmaceuticals Inc.
REVISED ENDO GUIDANCE FOR 2010
12 May 5, 2010
Revenue:  $1.63B - $1.68B
Adjusted diluted EPS:  $3.20 - $3.25
Reported (GAAP) diluted EPS:  $2.06 - $2.14

grow. collaborate. innovate. thrive. ©2010 Endo Pharmaceuticals Inc. ENDO PHARMACEUTICALS 13 May 5, 2010 Appendix

grow. collaborate. innovate. thrive.
©2010 Endo Pharmaceuticals Inc.
RECONCILIATION OF NON-GAAP MEASURES
14 May 5, 2010
For an explanation of Endo’s reasons for using non-GAAP measures, see Endo’s Current Report on Form 8-K filed today with the Securities and Exchange Commission
Reconciliation of Projected GAAP Diluted Earnings Per Share to Adjusted Diluted Earnings Per Share Guidance for the Year
Ending December 31, 2010
Lower End of Range Upper End of Range
Projected GAAP diluted income per common share $2.06 $2.14
Upfront and milestone-related payments to partners
$0.20 $0.15
Amortization of commercial intangible assets
$0.59 $0.59
Costs incurred in connection with continued efforts to enhance the cost structure of the Company
$0.05 $0.05
Indevus related costs and change in fair value of contingent consideration
$0.01 $0.01
Costs related to the acquisition of HealthTronics, Inc.
$0.41 $0.41
Interest expense adjustment for ASC 470-20 and the amortization of the premium on debt acquired from Indevus
$0.15 $0.15
Tax effect of pre-tax adjustments at the applicable tax rates and certain other expected cash tax savings as a result of the Indevus and HealthTronics acquisitions
($0.27) ($0.25)
Diluted adjusted income per common share guidance $3.20 $3.25
The company's guidance is being issued based on certain assumptions including:
•Certain of the above amounts are based on estimates and there can be no assurance that Endo will achieve these results
•Includes all completed business development transactions as of March 31, 2010 and the announced acquisition of HealthTronics, Inc.

Endo Pharmaceuticals